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                             N/I NUMERIC INVESTORS
                                family of funds

                  N/I NUMERIC INVESTORS Emerging Growth Fund
                       N/I NUMERIC INVESTORS Growth Fund
                      N/I NUMERIC INVESTORS Mid Cap Fund
                  N/I NUMERIC INVESTORS Small Cap Value Fund

                 (INVESTMENT PORTFOLIOS OF THE RBB FUND, INC.)

                        Supplement dated July 10, 2003
                     to Prospectus dated December 31, 2002

Revisions relating to the close of the n/i numeric investors Small Cap Value Fund. This Supplement supercedes the Supplement dated July 2, 2003 to the Prospectus dated December 31, 2002.

    The following paragraph is included as the sixth paragraph under the caption "CAPITAL LIMITATION" on page 2 of the prospectus and as the first paragraph under the caption "PRIMARY INVESTMENT STRATEGIES" on page 9 of the prospectus:

    Effective May 27, 2003, the N/I NUMERIC INVESTORS Small Cap Value Fund was closed to new investors. Effective immediately, Numeric will close the N/I NUMERIC INVESTORS Small Cap Value Fund to most investments. This closing will apply to new and existing shareholders except that 1) existing shareholders currently investing through an Automatic Investment Plan may continue to invest through such Plan and 2) participants in employer-sponsored retirement plans currently investing through intermediaries may continue to invest through those retirement plans. Distributions to all shareholders of the N/I NUMERIC INVESTORS Small Cap Value Fund will continue to be reinvested unless a shareholder has elected otherwise.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.